UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALPHA PARTNERS TECHNOLOGY MERGER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2024

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, California 94115

(Address of principal executive offices, including Zip Code)

(212) 906-4480

Registrant’s telephone number, including area code

Empire State Building

20 West 34th Street, Suite 4215

New York, NY 10001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the Units, par value $0.0001 per share	APTM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	APTMW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant to acquire one Class A ordinary share	APTMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Non-Redemption Agreements

As previously disclosed, Alpha Partners Technology Merger Corp. (the “Company”) has called an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve, among other things, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the period of time by which the Company has to consummate an initial business combination to January 30, 2025 (the “Extension Amendment Proposal”).

The Company and Mercury Capital, LLC (“Mercury Capital”) intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain shareholders of the Company pursuant to which, if such shareholders do not redeem (or validly rescind any redemption requests on) their Class A ordinary shares (the “Non-Redeemed Shares”) in connection with the Extraordinary General Meeting, Mercury Capital will agree to transfer to such investors ordinary shares of the Company held by Mercury Capital immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Extraordinary General Meeting.

In addition, Mercury Capital and Alpha Partners Technology Merger Sponsor LLC intend to convert up to an aggregate of approximately 3,500,000 of their Class B ordinary shares of the Company into Class A ordinary shares. Upon conversion from Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares will not be entitled to receive funds from the Company’s trust account through redemptions or otherwise, and will remain subject to existing transfer restrictions.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders but is expected to increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the entry into the Non-Redemption Agreements and the conversion of Class B ordinary shares into Class A ordinary shares by Mercury Capital and Alpha Partners Technology Merger Sponsor LLC. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently uncertain.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

Additional Information and Where to Find It

The Company mailed a definitive proxy statement (the “Proxy Statement”) relating to the Extraordinary General Meeting to the Company’s stockholders of record on or about January 10, 2024. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Extraordinary General Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the Securities and Exchange Commission (“SEC”), without charge and once available, at the SEC’s website at www.sec.gov or by directing a request for a copy of the Proxy Statement to the Company's proxy solicitation agent:

Banks and Brokers Call Collect: 206-870-8565
All Others Call Toll-Free: 877-870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Extraordinary General Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

Date: January 16, 2024	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	President and Chief Executive Officer

Exhibit 10.1

NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of January       , 2024 by and among Alpha Partners Technology Merger Corp. (“APTM”), Mercury Capital, LLC, a Delaware limited liability company (“Mercury Capital”) and the undersigned investor (“Investor”).

RECITALS

WHEREAS, Mercury Capital currently holds APTM Class B ordinary shares, par value $0.0001 per share, which Mercury Capital purchased from APTM’s former sponsor, which former sponsor initially purchased the shares in a private placement prior to APTM’s initial public offering (the “Founder Shares”);

WHEREAS, APTM expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, an amendment to APTM’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which APTM must consummate an initial business combination (the “Initial Business Combination”) by six additional months until January 30, 2025 (the “Extension”);

WHEREAS, the Charter provides that a shareholder of APTM may redeem its Class A ordinary shares, par value $0.0001 per share, initially sold as part of the units in APTM’s initial public offering (whether they were purchased in APTM’s initial public offering or thereafter in the open market) (the “Public Shares” and together with the Founder Shares, the “Ordinary Shares”) in connection with the amendment to the Charter to approve the Extension, on the terms set forth in the Charter (“Redemption Rights”); and

WHEREAS, subject to the terms and conditions of this Agreement, Mercury Capital desires to transfer to Investor, and Investor desires to acquire from Mercury Capital, that number of Founder Shares set forth opposite such Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to Investor in connection with APTM’s completion of its Initial Business Combination, and, prior to the transfer of the Assigned Securities to Investor, Mercury Capital desires to assign the economic benefits of the Assigned Securities to Investor.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor, Mercury Capital and APTM hereby agree as follows:

1. Terms of Transfer.

1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Extension is approved at the Meeting and APTM meets the continued or initial listing requirements to be listed on the Nasdaq stock market following the Meeting, then Mercury Capital hereby agrees to assign to Investor for no additional consideration the Assigned Securities set forth on Exhibit A, and Mercury Capital further agrees to assign to Investor the Economic Interest (as defined below) associated with the Assigned Securities that Mercury Capital has agreed to assign to Investor in accordance with Section 1.2 of this Agreement. “Investor Shares” shall mean an amount of the Public Shares equal to the lesser of (i) 1,400,000 Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other APTM shareholders similar to this Agreement on or about the date of the Meeting. Mercury Capital and APTM agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern on the first business day before the date of the Meeting (and in all cases a sufficient amount of time in advance to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed 1,400,000 Public Shares.

1.2.	Mercury Capital and Investor hereby agree that the assignment of the Assigned Securities shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor (or any person to whom transfer is permitted under Section 8(c) of that certain Letter Agreement, dated July 27, 2021 (as it exists on the date hereof, the “Letter Agreement”), by and among APTM and the other parties thereto (“Permitted Transferees”)) executes a joinder to the Letter Agreement set forth as Exhibit B to this Agreement or, if the Letter Agreement is terminated or superseded in connection with the closing of an Initial Business Combination, any successor agreement to the Letter Agreement with the public company resulting from such Initial Business Combination to which Mercury Capital and the Founder Shares become subject, provided that (x) Mercury Capital and the Founder Shares are not afforded more favorable terms than the Investor and the Assigned Securities under such successor agreement or any other agreement impacting the terms of such successor agreement and (y) the Investor shall not be subject to any obligations under such successor agreement other than any limitations on transfer contained in such successor agreement and then solely with respect to the Assigned Securities (which limitations on transfer shall not be more restrictive in any material respect) or the registration rights with respect to the Assigned Securities contained in the Registration Rights Agreement (as defined below) (such successor agreement and the Registration Rights Agreement, the “Successor Agreements”). Upon the satisfaction of the foregoing conditions, as applicable, Mercury Capital shall promptly transfer the Assigned Securities to Investor (or its Permitted Transferees) as provided below in this Section 1.2. Mercury Capital covenants and agrees to facilitate such transfer to Investor (or its Permitted Transferees) in accordance with the foregoing.

Upon the satisfaction of the foregoing conditions, as applicable, Mercury Capital shall promptly transfer (and no later than two (2) business days following the closing of the Initial Business Combination) the Assigned Securities to Investor (or its Permitted Transferees) free and clear of any liens or other encumbrances, other than pursuant to the Letter Agreement, restrictions on transfer imposed by the securities laws, and any successor or similar agreement entered into in connection with the Initial Business Combination (which agreement contains no obligations on the part of the Investor other than restrictions on the transfer of the Assigned Securities and which restrictions shall be no less favorable or more restrictive than what is agreed to by Mercury Capital and shall be no more restrictive than the restrictions on transfer currently contained in the Letter Agreement and the Registration Rights Agreement (as defined below)). Mercury Capital and APTM covenant and agree to facilitate such transfer to Investor (or its Permitted Transferees) in accordance with the foregoing.

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, subdivision or reclassification of the Ordinary Shares of APTM or other similar event, then, as of the effective date of such consolidation, combination, subdivision, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Ordinary Shares of APTM.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving APTM in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Ordinary Shares of APTM, Mercury Capital shall transfer, with respect to each Founder Share to be transferred hereunder, upon Mercury Capital’s receipt thereof, the kind and amount of securities, cash or other property into which such Assigned Securities converted or exchanged.

1.5.	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Assigned Securities. Investor acknowledges that, pursuant to the Amended and Restated Limited Liability Company Agreement of Mercury Capital, dated December 26, 2023 (as it exists on the date hereof, the “Mercury Capital LLC Agreement”), prior to, or at the time of, the Initial Business Combination, the managers of Mercury Capital have the authority to cause Mercury Capital to subject the Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the managers are authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. Mercury Capital acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Assigned Securities and the terms and conditions applicable to the Assigned Securities and the Economic Interest shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

1.6.	Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, Mercury Capital shall deliver the Assigned Securities to Investor by transfer of book-entry shares effected through APTM’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.	Assignment of Registration Rights. Concurrent with the transfer of Assigned Securities to Investor under this Agreement, Mercury Capital hereby assigns all of its rights, duties and obligations to Investor with respect to the Assigned Securities under that certain Registration Rights Agreement, dated July 27, 2021, by and among APTM and the other parties thereto (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and hereby represents and confirms to Investor that, upon Investor’s receipt of the Assigned Securities, (i) Investor shall be a “Holder” under the Registration Rights Agreement and (ii) the Assigned Securities shall be “Registrable Securities” under the Registration Rights Agreement. This Agreement constitutes Mercury Capital’s written notice to APTM of such assignment in accordance with the Registration Rights Agreement (if required). APTM and Investor shall execute the Joinder to the Registration Rights Agreement, set forth as Exhibit B to this Agreement, pursuant to which, Investor will be bound by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8.	Joinder to Letter Agreement. In connection with the transfer of the Assigned Securities to Investor, Investor shall execute a joinder to the Letter Agreement and the Registration Rights Agreement in substantially the form attached here to as Exhibit B (the “Joinder”) pursuant to which Investor shall agree with APTM to be bound solely by Section 8 of the Letter Agreement solely with respect to the Assigned Securities and by the terms and provisions of the Registration Rights Agreement as a “Holder” thereunder with respect to the Assigned Securities (upon acquisition thereof) as “Registrable Securities” thereunder. Notwithstanding anything in this Agreement or the Joinder to the contrary, Investor shall be released with respect to the Assigned Securities from any transfer or lock-up restrictions under the Letter Agreement or the Registration Rights Agreement to the same extent as any other holder of Founder Shares, or if a Successor Agreement is executed in connection with the closing of an Initial Business Combination, Investor shall be bound solely by the limitations on transfer contained in such Successor Agreement solely with respect to the Assigned Securities and which limitations on transfer shall not be more restrictive in any material respect.

1.9.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of APTM’s shareholders to approve the Extension at the Meeting, (b) the fulfillment of all obligations of parties hereto, (c) the liquidation or dissolution of APTM, (d) the mutual written agreement of the parties hereto; or (e) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investors Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, Mercury Capital’s obligation to transfer the Assigned Securities to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	Assignment of Economic Interest.

2.1.	Upon satisfaction of the conditions set forth in Section 1.1, Mercury Capital hereby assigns to Investor all of its economic right, title and interest in and to that number of Assigned Securities set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents Mercury Capital’s right to receive dividends and other distributions made by Mercury Capital pursuant to Mercury Capital LLC Agreement allocated to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by Mercury Capital.

2.2.	If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, split or reclassification or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, the number of shares underlying the Economic Interest shall be adjusted in proportion to such increase or decrease in outstanding Founder Shares. The foregoing shall not apply to (i) any increase or decrease in the number of authorized Founder Shares or (ii) a reclassification of the share capital of APTM, in each case in connection with the closing of the Initial Business Combination.

2.3.	Investor acknowledges and agrees that it has no right to vote on matters of Mercury Capital as a result of the Assigned Securities or Economic Interest, or to vote with respect to any Assigned Securities, and it has no right to vote Assigned Securities prior to transfer of any such shares to Investor pursuant to this Agreement.

2.4.	Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property, Mercury Capital shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to such Investor pursuant to Section 1.

2.5.	If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then Investor shall automatically assign its Economic Interests in such Founder Shares back to Mercury Capital, for no consideration.

3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, Mercury Capital that:

3.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.

3.2.	Accredited Investor. Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3.	Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

3.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

3.4.1.	Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to Investor may continue to be, subject to the transfer restrictions as set forth in Section 8 of the Letter Agreement.

3.4.2.	Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of APTM’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

3.4.3.	Investor agrees that neither it, nor its prime broker, nor any other person or entity acting on its behalf or pursuant to any understanding with it, will allow the Investor Shares held by the Investor to be lent out or rehypothecated.

3.4.4.	Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by APTM, to waive any right that it may have to elect to have APTM redeem any Investor Shares in connection with the Extension and agrees not to redeem, or otherwise exercise any right to redeem, the Investor Shares in connection with the Extension and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem or trade any Public Shares (other than the Investor Shares) or redeem or trade any Investor Shares in its discretion and at any time after the date of the Meeting.

3.4.5.	Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, Investor may be required to deliver to APTM an opinion of counsel satisfactory to APTM that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

3.5.	Voting. Investor agrees that it will and will cause its controlled affiliates to vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) all of Ordinary Shares owned, as of the applicable record date, by any of them at the Meeting in favor of the Extension and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

3.6.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

3.7.	Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, Mercury Capital LLC Agreement and the Letter Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.8.	Independent Investigation. Investor has relied upon an independent investigation of APTM and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from Mercury Capital or any representatives or agents of Mercury Capital, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of APTM and has had an opportunity to ask questions of, and receive answers from APTM’s management concerning APTM and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning APTM as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

3.9.	Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

3.10.	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

3.11.	Authority. This Agreement has been validly authorized, executed and delivered by Investor and (assuming due authorization, execution and delivery by Mercury Capital and APTM) is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.12.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

3.13.	No Advice from Mercury Capital. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the Letter Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of Mercury Capital or APTM explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of Mercury Capital or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, Mercury Capital, APTM, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.14.	Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that Mercury Capital is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.15.	No General Solicitation. Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.16.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

4.	Representations and Warranties of Mercury Capital. Mercury Capital represents and warrants to, and agrees with, the Investor that:

4.1.	Power and Authority. Mercury Capital is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of the State of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by Mercury Capital hereunder, including the assignment, sale and transfer the Assigned Securities and the assignment of the Economic Interest.

4.2.	Authority. All corporate action on the part of Mercury Capital and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Mercury Capital required pursuant hereto has been taken. This Agreement has been duly executed and delivered by Mercury Capital and (assuming due authorization, execution and delivery by Investor) constitutes Mercury Capital’s legal, valid and binding obligation, enforceable against Mercury Capital in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3.	Title to Securities. Mercury Capital is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally, under the Letter Agreement and applicable securities laws). The Assigned Securities are duly authorized, validly issued, fully paid and non-assessable.

4.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Mercury Capital of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Mercury Capital’s certificate of formation or Mercury Capital LLC Agreement, (ii) any agreement or instrument to which Mercury Capital is a party or by which it is bound (including the Letter Agreement and Mercury Capital LLC Agreement) or (iii) any law, statute, rule or regulation to which Mercury Capital is subject or any order, judgment or decree to which Mercury Capital is subject. Mercury Capital is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or transfer the Assigned Securities in accordance with the terms hereof.

4.5.	No General Solicitation. Mercury Capital has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Mercury Capital in connection with the sale of the Assigned Securities nor is Mercury Capital entitled to or will accept any such fee or commission.

4.7.	Transfer Restrictions. Until termination of this Agreement, Mercury Capital shall not transfer any of its Founder Shares representing the economic benefit of the Assigned Securities.

4.8.	Reliance on Representations and Warranties. Mercury Capital understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Mercury Capital set forth in this Agreement.

5.	Trust Account. Until the earlier of (a) the consummation of APTM’s initial business combination; (b) the liquidation of the Trust Account; and (c) 36 months from consummation of APTM’s initial public offering or such later time as the shareholders of APTM may approve in accordance with the Charter, APTM will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. APTM further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of APTM if it does not effect a business combination prior to its termination date.

6.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

7.	Assignment; Entire Agreement; Amendment.

7.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by Mercury Capital, APTM or Investor to any person shall require the prior written consent of the other party; provided that no such consent shall be required for any such assignment by Investor to one or more of its affiliates.

7.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability

10.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.	Disclosure; Waiver. In connection with the entry into this agreement, APTM shall, by 9:30 a.m., New York City time, on the business day immediately following the date hereof (such date and time, the “Disclosure Time”), issue on or more press releases or file with the U.S. Securities and Exchange Commission a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby and any other material nonpublic information that APTM, Mercury Capital or any of their respective officers, directors, employees or representatives has provided to Investor at any time prior to the Disclosure Time. APTM shall make such disclosures to ensure that, as of the Disclosure Time, Investor shall not be in possession of any material, nonpublic information received from APTM, Mercury Capital or any of their respective officers, directors, employees or representatives. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. APTM agrees that the name of the Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that Mercury Capital may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against Mercury Capital or any of APTM’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving APTM, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that Mercury Capital is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement.

13.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and Mercury Capital as, and Mercury Capital acknowledges that Investor and Mercury Capital do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and Mercury Capital are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and Mercury Capital acknowledges that Investor and Mercury Capital are not acting in concert or as a group, and Mercury Capital shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

14.	Most Favored Nation. In the event Mercury Capital or APTM has entered into or enters into one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting (each, an “Other Agreement”, and the counterparty thereto, an “Other Investor”), Mercury Capital and APTM represent and covenant that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. To avoid doubt, Mercury Capital and APTM acknowledge and agree that a ratio of Investor Shares to Assigned Securities in any Other Agreement that is more favorable to the applicable Other Investor than such ratio in this Agreement is to Investor would be materially more favorable to such Other Investor. In the event that another investor is afforded any such more favorable terms than the Investor, Mercury Capital shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPAC:

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

By:
Name:	Kanishka Roy
Title:	President & CEO

MERCURY CAPITAL:

MERCURY CAPITAL, LLC

By:
Name:	Kanishka Roy
Title:	Manager

EXHIBIT A

Investor	Assigned Securities / Economic Interest Assigned (1)	Number of Public Shares to be Held as Investor Shares (2)
[●]	[●] Class B Ordinary Shares	[●] Class A Ordinary Shares

Address:
SSN/EIN:

(1)	Up to 350,000 Founder Shares.
(2)	Equal to the lesser of (i) 1,400,000 Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other APTM shareholders similar to this Agreement on or about the date of the Meeting.

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

______, 20_

Reference is made to that certain Non-Redemption Agreement and Assignment of Economic Interest, dated as of January      , 2024 (the “Agreement”), by and among (“Investor”), Alpha Partners Technology Merger Corp. (the “Company”) and Mercury Capital, LLC (the “Mercury Capital”), pursuant to which Investor acquired securities of the Company from Mercury Capital. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor (i) shall become a party to that certain Letter Agreement, dated July 27, 2021, by and among the Company and the other parties thereto (as it exists on the date of the Agreement, the “Letter Agreement”), solely with respect to Section 8 of the Letter Agreement, and shall be bound by, and shall be subject to the restrictions set forth under, the terms and provisions of such section of the Letter Agreement as an Insider (as defined therein) solely with respect to its Assigned Securities, provided, however, that the Investor shall be permitted to transfer its Assigned Securities to its affiliates; and (ii) shall become a party to that certain Registration Rights Agreement, dated July 27, 2021, by and among the Company and the other parties thereto (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities (together with any other equity security of the Company issued or issuable with respect to any such Assigned Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, in the Letter Agreement (to the extent applicable to Investor) and the Registration Rights Agreement is between the Company and Investor, solely, and not between and among Investor and the other shareholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

By:
Name:	Kanishka Roy
Title:	President & CEO